UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: March 31, 2016

Item 1.	Schedule of Investments.

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 70.2%
Biotechnology(a) – 9.5%
47,112	Anacor Pharmaceuticals, Inc.*	$ 2,518,136
269,451	Baxalta, Inc.	10,885,821

		13,403,957

Capital Markets(a) – 0.3%
18,237	The Charles Schwab Corp.	511,001

Computers & Peripherals – 2.2%
29,364	Apple, Inc.	3,200,382

Diversified Telecommunication Services – 2.8%
962,086	Koninklijke KPN NV	4,028,794

Health Care Equipment & Supplies(a) – 4.4%
100,271	DENTSPLY SIRONA, Inc.	6,179,702

Health Care Providers & Services(a) – 1.6%
12,614	Humana, Inc.	2,307,731

Internet Software & Services*(a) – 3.6%
26,545	Baidu, Inc. ADR	5,066,910

Media – 18.5%
86,602	Altice NV Class A*	1,538,329
4,648	Altice NV Class B*	83,499
148,826	Cablevision Systems Corp. Class A(a)	4,911,258
62,708	Comcast Corp. Class A(a)	3,830,204
221,083	Liberty Global PLC Series C*(a)	8,303,877
36,614	Time Warner Cable, Inc.(a)	7,491,957

		26,159,124

Pharmaceuticals – 14.7%
32,023	Allergan PLC*	8,583,125
85,588	Endo International PLC*	2,409,302
105,278	Mallinckrodt PLC*	6,451,436
11,105	Shire PLC ADR(a)	1,908,950
26,093	Teva Pharmaceutical Industries Ltd. ADR	1,396,236

		20,749,049

Real Estate Investment Trusts(a) – 7.7%
176,353	Lamar Advertising Co. Class A	10,845,709
Semiconductors & Semiconductor Equipment – 4.2%
33,123	Broadcom Ltd.(a)	5,117,503
43,477	Canadian Solar, Inc.*	838,237

		5,955,740

Software – 0.7%
17,410	Microsoft Corp.	961,554

TOTAL COMMON STOCKS (Cost $98,161,939)		$99,369,653

Principal Amount	Interest Rate	Maturity Date	Value
Exchange Traded Funds – 2.4%
125,684	Financial Select Sector SPDR Fund		$ 2,625,539
18,925	SPDR S&P Regional Banking ETF		712,337

TOTAL EXCHANGE TRADED FUNDS (Cost $3,300,794)			$ 3,337,876

Contracts	Exercise Price	Expiration Date	Value
Options Purchased – 2.5%
Options on Equities – 2.5%
Credit Suisse International (London) Put - iShares PHLX Semiconductor ETF
122	$ 87.000	01/20/17	$ 69,140
Credit Suisse International (London) Put - iShares PHLX Semiconductor ETF
676	87.000	01/20/17	383,104
Deutsche Bank AG Call - Bank of America Corp.
5538	14.000	05/20/16	197,394
Deutsche Bank AG Call - DAX Index
298	10,150.000	04/15/16	131,399
Deutsche Bank AG Call - The Charles Schwab Corp.
973	30.000	06/17/16	81,821
Deutsche Bank AG Call - The Charles Schwab Corp.
1204	28.000	09/16/16	296,158
Deutsche Bank AG Call - The Charles Schwab Corp.
774	28.000	09/16/16	190,388
Deutsche Bank AG Call - Vodafone Group PLC
968	2.300	09/16/16	100,796
Merrill Lynch International Call - Apple, Inc.
1040	110.000	05/20/16	364,000
Merrill Lynch International Call - Apple, Inc.
520	110.000	04/15/16	64,740
Morgan Stanley & Co. Call - S&P 500 ETF
312	206.000	04/15/16	50,634
Morgan Stanley & Co. International PLC Call - DAX Index
285	10,600.000	06/17/16	209,012
Morgan Stanley & Co. International PLC Call - S&P 500 Index
151	2,065.000	04/08/16	153,114
Morgan Stanley & Co. International PLC Put - iShares PHLX Semiconductor ETF
142	87.000	01/20/17	80,474
Morgan Stanley & Co. International PLC Put - Microsoft Corp.
348	55.000	01/19/18	276,660
Morgan Stanley & Co. Put - Allergan PLC
154	260.000	04/15/16	58,520
Morgan Stanley & Co. Put - Allergan PLC
166	260.000	04/15/16	63,080
Morgan Stanley & Co. Put - iShares PHLX Semiconductor ETF
440	87.000	01/20/17	249,357
Morgan Stanley & Co. Put - S&P 500 ETF
639	200.000	05/20/16	135,468

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Contracts	Exercise Price	Expiration Date	Value
Options Purchased – (continued)
Options on Equities – (continued)
UBS AG (London) Call - DAX Index
139	$10,500.000	04/15/16	$ 8,937
UBS AG (London) Call - S&P 500 Index
52	2,050.000	04/22/16	145,600
UBS AG (London) Call - S&P 500 Index
50	2,075.000	07/15/16	242,500

TOTAL OPTIONS PURCHASED – 2.5% (Cost $4,036,516)			$ 3,552,296

Shares	Rate	Value
Investment Company(b) – 64.1%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
90,707,347	0.000%	$ 90,707,347
(Cost $90,707,347)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 139% (Cost $196,206,596)		$196,967,172

Shares	Description	Value
Common Stocks Sold Short – (16.0)%
Capital Markets – (1.9)%
8,447	Ameriprise Financial, Inc.	$ (794,103)
26,303	T. Rowe Price Group, Inc.	(1,932,218)

		(2,726,321)

Commercial Banks – (2.3)%
145,569	Bank of America Corp.	(1,968,093)
22,445	Royal Bank of Canada	(1,293,212)

		(3,261,305)

Construction Materials* – (0.2)%
4,758	LafargeHolcim Ltd.	(223,434)

Health Care Providers & Services – (0.8)%
10,565	Aetna, Inc.	(1,186,978)

Insurance – (2.3)%
14,732	The Travelers Cos., Inc.	(1,719,372)
42,090	XL Group PLC	(1,548,912)

		(3,268,284)

Machinery – (0.2)%
4,443	Caterpillar, Inc.	(340,067)

Media – (2.4)%
12,415	Charter Communications, Inc. Class A*	(2,513,169)
8,653	The Walt Disney Co.	(859,329)

		(3,372,498)

Pharmaceuticals – (4.1)%
196,777	Pfizer, Inc.	(5,832,470)

Real Estate Investment Trusts – (0.9)%
3,251	Extra Space Storage, Inc.	(303,839)
3,428	Public Storage	(945,545)

		(1,249,384)

Trading Companies & Distributors – (0.9)%
5,136	W.W. Grainger, Inc.	(1,198,896)

TOTAL COMMON STOCKS SOLD SHORT (Cost $(21,766,523))		$(22,659,637)

Shares	Description	Value
Exchange Traded Funds Sold Short – (35.1)%
161,810	Consumer Discretionary Select Sector SPDR Fund	$(12,791,080)
152,654	Consumer Staples Select Sector SPDR Fund	(8,098,295)
125,684	Financial Select Sector SPDR Fund	(2,625,539)
115,259	Health Care Select Sector SPDR Fund	(7,812,255)
47,185	iShares Nasdaq Biotechnology ETF	(12,306,320)
19,104	iShares Russell 1000 Growth Index Fund	(1,906,197)
36,809	iShares Russell 2000 ETF	(4,071,811)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (Cost $(50,322,164))		$(49,611,497)

TOTAL SECURITIES SOLD SHORT – (51.1)% (Cost $(72,088,687))		$(72,271,134)

OTHER ASSETS IN EXCESS OF LIABILITIES – 11.9%		16,823,334

NET ASSETS – 100.0%		$141,519,372

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $89,864,454, which represents approximately 63.5% of net assets as of March 31,2016.

(b)	Represents an Affiliated Fund.

Currency Abbreviations:
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
USD	— U.S. Dollar

Investment Abbreviations:
ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
PLC	— Public Limited Company

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Morgan Stanley & Co. International PLC	CAD	1,687,722	USD	1,273,660	$1,299,582	06/15/16	$25,921
	CHF	1,350,000	USD	1,378,617	1,408,826	06/15/16	30,208
	EUR	880,000	USD	993,954	1,003,737	06/15/16	9,783
	GBP	1,200,000	USD	1,718,184	1,723,937	06/15/16	5,753
	USD	2,220,435	GBP	1,542,194	2,215,538	06/15/16	4,897

TOTAL							$76,562

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Morgan Stanley & Co. International PLC	EUR	1,800,000	USD	2,053,656	$2,053,097	06/15/16	$(559)
	USD	2,672,479	CHF	2,613,284	2,727,156	06/15/16	(54,677)
	USD	11,115,618	EUR	9,935,802	11,332,871	06/15/16	(217,253)

TOTAL							$(272,489)

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

DAX Index	(67)	June 2016	$(19,059,822)	$84,470
Euro Stoxx 50 Index	(62)	June 2016	(2,067,814)	40,122
S&P 500 E-Mini Index	(502)	June 2016	(51,492,650)	(1,567,337)

TOTAL				$(1,442,745)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON EQUITY ISSUERS

Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Rates Received (Paid)(a)	Unrealized Gain (Loss)*

Credit Suisse International (London)
	EUR	1,373	Ferrovial SA	09/25/17	0.300%	$673
	GBP	66	Shire PLC	10/03/19	(0.300)	(760,528)
		2,655	Vodafone Group PLC	11/22/16	(0.300)	262,811

TOTAL						$(497,044)

(a)	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) of the swap contracts is equal to their market value.

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the period ended March 31, 2016 the Fund had following written options:

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Exercise Price		Value

Deutsche Bank AG	Put - DAX Index	298	04/15/16	EUR	9,100	$(25,263)
Deutsche Bank AG	Put - Vodafone Group PLC	968	09/16/16	GBP	2	(62,563)
Merrill Lynch International	Put - Apple, Inc.	520	05/20/16		$100	(71,760)
Merrill Lynch International	Call - Apple, Inc.	1,040	05/20/16		115	(171,600)
Morgan Stanley & Co. International PLC	Put - DAX Index	285	06/17/16	EUR	8,900	(183,068)
	Put - S&P 500 ETF	1,278	05/20/16		$100	(102,240)

TOTAL (Premium Received $822,974)		4,389				$(616,494)

For the period ended March 31, 2016, the Fund had the following written options activity:

OPTIONS ON EQUITIES

	Contracts	Premiums Received

Contracts Outstanding December 31, 2014	841	$363,885

Contracts Written	21,381	6,846,998
Contracts Bought to Close	(12,725)	(1,983,224)
Contracts Expired	(4,999)	(4,395,861)
Contracts Assigned	(109)	(8,824)

Contracts Outstanding December 31, 2015	4,389	$822,974

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$214,067,891

Gross unrealized gain	7,022,903
Gross unrealized loss	(24,123,622)

Net unrealized security loss	$(17,100,719)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Investment Strategies, LLC (“GSIS”) assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSIS day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSIS regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price believed by GSIS to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Exchange Traded Funds — Investments in exchange-traded funds (“ETFs”) are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an ETF’s accounting policies and investment holdings, please see the ETF’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the position that was sold and deliver it to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSIS believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSIS, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of March 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$11,580,649	$—	$—
Europe	12,622,129	5,650,622	—
North America	72,854,129	—	—
Investment Company	90,707,347	—	—
Total	$187,764,254	$5,650,622	$—
Liabilities(a)
Common Stock and Exchange Traded Funds Sold Short
Europe	$(1,548,912)	$(223,434)	$—
North America	(70,498,788)	—	—
Total	$(72,047,700)	$(223,434)	$—

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$1,696,758	$1,855,538	$—
Forward Foreign Currency Exchange Contracts(b)	—	76,562	—
Futures Contracts(b)	124,592	—	—
Total Return Swap Contracts(b)	—	263,485	—
Total	$1,821,350	$2,195,585	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(272,489)	$—
Futures Contracts(b)	(1,567,337)	—	—
Total Return Swap Contracts(b)	—	(778,619)	—
Written Options Contracts	(514,254)	(102,240)	—
Total	$(2,081,591)	$(1,153,348)	$—

(a)	Amount are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.

(b)	Amount shown represents unrealized gain (loss) at period end.

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Fund’s investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Chief Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Chief Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date May 27, 2016

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date May 27, 2016

*	Print the name and title of each signing officer under his or her signature.